Press Release

Contact
Venk Nathamuni
Managing Director, Investor Relations
(408) 601-5293

MAXIM INTEGRATED REPORTS RESULTS FOR THE FIRST QUARTER OF FISCAL 2013

•	Revenue: $623 million

•	Gross Margin: 61.9% GAAP (63.4% excluding special expense items)

•	EPS: $0.43 GAAP ($0.47 excluding special items)

•	Cash, cash equivalents, and short term investments: $925 million

•	Fiscal second quarter revenue outlook: $595 million to $625 million

SAN JOSE, CA - October 25, 2012 - Maxim Integrated Products, Inc. (NASDAQ:MXIM) reported net revenue of $623 million for its first quarter of fiscal 2013 ended September 29, 2012, a 3% increase from $605 million revenue recorded in the prior quarter.

Tunc Doluca, President and Chief Executive Officer, commented, “Maxim Integrated continues to perform very well in the current environment of macro uncertainty. Our fiscal Q1 financial performance and our fiscal Q2 guidance illustrate the effectiveness of our strategy to provide high integration solutions.”

Fiscal Year 2013 First Quarter Results
Based on Generally Accepted Accounting Principles (GAAP), diluted earnings per share in the September quarter was $0.43. The results were affected by certain items which primarily consisted of a $13.5 million pre-tax charge for acquisition related items.

GAAP earnings per share, excluding special items, was $0.47. An analysis of GAAP versus GAAP excluding special items is provided in the last table of this press release.

Cash Flow Items
At the end of our first quarter of fiscal 2013, total cash, cash equivalents and short term investments was $925 million, a decrease of $31 million from the prior quarter. Notable items include:

•	Cash flow from operations: $137 million

•	Net capital expenditures: $50 million

•	Dividends: $70 million ($0.24 per share)

•	Stock repurchases: $65 million

Business Outlook
The Company's 90 day backlog at the beginning of the second fiscal quarter of 2013 was $400 million. Based on our beginning backlog and expected turns, results for the December 2012 quarter are expected to be:

•	Revenue: $595 million to $625 million

•	Gross Margin: 58% to 61% GAAP (60% to 63% excluding special expense items)

•	EPS: $0.36 to $0.40 GAAP ($0.39 to $0.43 excluding special expense items)
Maxim Integrated's business outlook does not include the potential impact of any restructuring activity or mergers, acquisitions, divestitures, or other business combinations that may be completed during the quarter.

Dividend
A cash dividend of $0.24 per share will be paid on December 5, 2012, to stockholders of record on November 21, 2012.

Conference Call
Maxim Integrated has scheduled a conference call on October 25, 2012, at 2:00 p.m. Pacific Time to discuss its financial results for the first quarter of fiscal 2013 and its business outlook. To listen via telephone, dial (866) 793-1307 (toll free) or (703) 639-1309. This call will be webcast by Shareholder.com and can be accessed at the Company's website at www.maximintegrated.com.

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CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
	Three Months Ended
	September 29, 2012	June 30, 2012	September 24, 2011
	(in thousands, except per share data)
Net revenues	$623,075	$604,956	$636,002
Cost of goods sold	237,384	232,967	240,529
Gross margin	385,691	371,989	395,473
Operating expenses:
Research and development	132,930	134,007	140,213
Selling, general and administrative	80,187	79,980	82,456
Intangible asset amortization	4,049	4,049	4,321
Impairment of long-lived assets	2,707	22,383	—
Severance and restructuring	—	18	492
Other operating expenses (income), net (1)	415	(4,469)	(4,389)
Total operating expenses	220,288	235,968	223,093
Operating income	165,403	136,021	172,380
Interest and other expense, net (2)	(5,742)	(108)	(4,100)
Income before provision for income taxes	159,661	135,913	168,280
Provision for income taxes	31,773	25,279	34,834
Net income	$127,888	$110,634	$133,446

Earnings per share:
Basic	$0.44	$0.38	$0.45

Diluted	$0.43	$0.37	$0.44

Shares used in the calculation of earnings per share:
Basic	292,213	292,757	294,475
Diluted	298,782	299,793	301,076

Dividends paid per share	$0.24	$0.22	$0.22

SCHEDULE OF SPECIAL EXPENSE ITEMS
(Unaudited)
	Three Months Ended
	September 29, 2012	June 30, 2012	September 24, 2011
	(in thousands)
Cost of goods sold:
Intangible asset amortization	$9,454	$9,392	$9,434
Total	$9,454	$9,392	$9,434

Operating expenses:
Intangible asset amortization	$4,049	$4,049	$4,321
Impairment of long-lived assets	2,707	22,383	—
Severance and restructuring	—	18	492
Other operating expenses (income), net (1)	415	(4,469)	(4,389)
Total	$7,171	$21,981	$424

Interest and other expense, net (2)	$—	$550	$—
Total	$—	$550	$—

Provision for income taxes:
International restructuring implementation	$—	$2,751	$(2,655)
Total	$—	$2,751	$(2,655)

(1) Other operating expenses (income), net are primarily for contingent consideration adjustments related to certain acquisitions, stock option related litigation and certain payroll taxes, interest and penalties.

(2) Includes impairment of privately-held companies.

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STOCK-BASED COMPENSATION BY TYPE OF AWARD (in thousands)
(Unaudited)
Three Months Ended September 29, 2012	Stock Options	Restricted Stock Units	Employee Stock Purchase Plan	Total
Cost of goods sold	$398	$2,171	$419	$2,988
Research and development expense	1,829	9,210	1,284	12,323
Selling, general and administrative expense	1,555	5,119	512	7,186
Total	$3,782	$16,500	$2,215	$22,497

Three Months Ended June 30, 2012
Cost of goods sold	$462	$2,206	$423	$3,091
Research and development expense	1,607	8,331	1,413	11,351
Selling, general and administrative expense	1,468	4,518	462	6,448
Total	$3,537	$15,055	$2,298	$20,890

Three Months Ended September 24, 2011
Cost of goods sold	$517	$2,307	$433	$3,257
Research and development expense	2,055	9,958	1,248	13,261
Selling, general and administrative expense	1,428	5,125	394	6,947
Total	$4,000	$17,390	$2,075	$23,465

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CONSOLIDATED BALANCE SHEETS
(Unaudited)
	September 29, 2012	June 30, 2012	September 24, 2011
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$849,850	$881,060	$710,041
Short-term investments	75,283	75,326	50,299
Total cash, cash equivalents and short-term investments	925,133	956,386	760,340
Accounts receivable, net	316,538	317,461	328,989
Inventories	258,689	242,162	253,159
Deferred tax assets	71,561	98,180	77,885
Other current assets	94,875	85,177	83,569
Total current assets	1,666,796	1,699,366	1,503,942
Property, plant and equipment, net	1,359,882	1,353,606	1,328,832
Intangible assets, net	195,410	208,913	257,016
Goodwill	422,083	423,073	411,241
Other assets	60,403	52,988	20,552
TOTAL ASSETS	$3,704,574	$3,737,946	$3,521,583

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$127,306	$147,086	$126,794
Income taxes payable	19,437	22,589	5,059
Accrued salary and related expenses	132,847	191,846	147,168
Accrued expenses	72,510	64,092	68,560
Current portion of long term debt	303,272	303,496	4,506
Deferred income on shipments to distributors	27,025	26,280	34,580
Total current liabilities	682,397	755,389	386,667
Long term debt	5,592	5,592	311,792
Income taxes payable	226,001	212,389	98,650
Deferred tax liabilities	195,893	198,502	189,763
Other liabilities	26,254	27,797	22,155
Total liabilities	1,136,137	1,199,669	1,009,027

Stockholders' equity:
Common stock	292	293	293
Retained earnings	2,583,060	2,553,418	2,526,598
Accumulated other comprehensive loss	(14,915)	(15,434)	(14,335)
Total stockholders' equity	2,568,437	2,538,277	2,512,556
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$3,704,574	$3,737,946	$3,521,583

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CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
	Three Months Ended
	September 29, 2012	June 30, 2012	September 24, 2011
	(in thousands)
Cash flows from operating activities:
Net income	$127,888	$110,634	$133,446
Adjustments to reconcile net income to net cash provided by operating activities:
Stock-based compensation	22,497	20,890	23,465
Depreciation and amortization	53,674	53,554	52,071
Deferred taxes	22,772	1,224	39,845
Loss (gain) from sale of property, plant and equipment	(51)	(1,412)	127
Tax benefit related to stock-based compensation plans	1,335	1,309	1,428
Impairment of long-lived assets	2,707	22,933	—
Excess tax benefit related to stock-based compensation	(5,219)	(5,247)	(2,821)
Changes in assets and liabilities:
Accounts receivable	923	(21,206)	(30,790)
Inventories	(16,015)	(22,090)	(9,799)
Other current assets	(7,839)	(5,634)	(11,840)
Accounts payable	(26,466)	11,802	4,882
Income taxes payable	10,461	20,329	3,698
Deferred income on shipments to distributors	745	(2,449)	(2,301)
All other accrued liabilities	(50,667)	5,457	(80,602)
Net cash provided by operating activities	136,745	190,094	120,809

Cash flows from investing activities:
Payments for property, plant and equipment	(50,703)	(76,610)	(49,324)
Proceeds from sales of property, plant and equipment	344	1,400	—
Acquisitions	—	(2,257)	(154,269)
Investment in privately-held companies	—	(1,500)	—
Net cash used in investing activities	(50,359)	(78,967)	(203,593)

Cash flows from financing activities:
Excess tax benefit from stock-based compensation plan	5,219	5,247	2,821
Dividends paid	(70,199)	(64,408)	(64,781)
Repayment of notes payable	(224)	(400)	(16,217)
Repurchase of common stock	(65,149)	(56,282)	(88,674)
Issuance of ESPP	—	18,807	—
Net issuance of restricted stock units	(7,107)	(6,929)	(7,016)
Proceeds from stock options exercised	19,864	13,347	4,151
Net cash used in financing activities	(117,596)	(90,618)	(169,716)

Net increase (decrease) in cash and cash equivalents	(31,210)	20,509	(252,500)
Cash and cash equivalents:
Beginning of period	881,060	860,551	962,541
End of period	$849,850	$881,060	$710,041

Total cash, cash equivalents, and short-term investments	$925,133	$956,386	$760,340

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ANALYSIS OF GAAP VERSUS GAAP EXCLUDING SPECIAL EXPENSE ITEMS DISCLOSURES
(Unaudited)
	Three Months Ended
	September 29, 2012	June 30, 2012	September 24, 2011
	(in thousands, except per share data)
Reconciliation of GAAP gross profit to GAAP gross profit excluding special expense items:
GAAP gross profit	$385,691	$371,989	$395,473
GAAP gross profit %	61.9%	61.5%	62.2%

Special expense items:
Intangible asset amortization	9,454	9,392	9,434
Total special expense items	9,454	9,392	9,434
GAAP gross profit excluding special expense items	$395,145	$381,381	$404,907
GAAP gross profit % excluding special expense items	63.4%	63.0%	63.7%

Reconciliation of GAAP operating expenses to GAAP operating expenses excluding special expense items:
GAAP operating expenses	$220,288	$235,968	$223,093

Special expense (income) items:
Intangible asset amortization	4,049	4,049	4,321
Impairment of long-lived assets	2,707	22,383	—
Severance and restructuring	—	18	492
Other operating expenses (income), net (1)	415	(4,469)	(4,389)
Total special expense items	7,171	21,981	424
GAAP operating expenses excluding special expense items	$213,117	$213,987	$222,669

Reconciliation of GAAP net income to GAAP net income excluding special expense items:
GAAP net income	$127,888	$110,634	$133,446

Special expense (income) items:
Intangible asset amortization	13,503	13,441	13,755
Impairment of long-lived assets	2,707	22,383	—
Severance and restructuring	—	18	492
Other operating expenses (income), net (1)	415	(4,469)	(4,389)
Interest and other expense, net (2)	—	550	—
Pre-tax total special expense items	16,625	31,923	9,858
Tax effect of special items	(5,371)	(10,613)	(3,474)
International restructuring implementation	—	2,751	(2,655)
GAAP net income excluding special expense items	$139,142	$134,695	$137,175

GAAP net income per share excluding special expense items:
Basic	$0.48	$0.46	$0.47
Diluted	$0.47	$0.45	$0.46

Shares used in the calculation of earnings per share excluding special expense items:
Basic	292,213	292,757	294,475
Diluted	298,782	299,793	301,076

(1) Other operating expenses (income), net are primarily for contingent consideration adjustments related to certain acquisitions, stock option related litigation and certain payroll taxes, interest and penalties.

(2) Includes impairment of privately-held companies.

Non-GAAP Measures
To supplement the consolidated financial results prepared under GAAP, Maxim Integrated uses non-GAAP measures which are adjusted from the most directly comparable GAAP results to exclude special expense items related to intangible asset amortization; impairment of long-lived assets; severance and restructuring; contingent consideration adjustments relating to certain acquisitions; stock option related litigation; certain payroll taxes, interest and penalties; impairment of investments in privately-held companies; the tax provision impacts due to implementation of international restructuring. Management uses these non-GAAP measures internally to make strategic decisions, forecast future results and evaluate Maxim Integrated's current performance. Many analysts covering Maxim Integrated use the non-GAAP measures as well. Given management's use of these non-GAAP measures, Maxim Integrated believes these measures are important to investors in understanding Maxim Integrated's current and future operating results as seen through the eyes of management. In addition, management believes these non-GAAP measures are useful to investors in enabling them to better assess changes in Maxim Integrated's core business across different time periods. These non-GAAP measures are not in accordance with or an alternative to GAAP financial data and may be different from non-GAAP measures used by other companies. Because non-GAAP financial measures are not standardized it may not be possible to compare these financial measures with other companies' non-GAAP financial measures, even if they have similar names. The non-GAAP measures displayed in the table above include the following:

GAAP gross profit excluding special expense items
The use of GAAP gross profit excluding special expense items allows management to evaluate the gross margin of the Company's core businesses and trends across different reporting periods on a consistent basis, independent of special expense items including intangible asset amortization. In addition, it is an important component of management's internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP gross profit excluding special expense items to enable investors and analysts to evaluate our revenue generation performance relative to the direct costs of revenue of Maxim Integrated's core businesses.

GAAP operating expenses excluding special expense items
The use of GAAP operating expenses excluding special expense items allows management to evaluate the operating expenses of the Company's core businesses and trends across different reporting periods on a consistent basis, independent of special expense items including intangible asset amortization; impairment of long-lived assets; severance and restructuring; contingent consideration adjustments relating to certain acquisitions; stock option related litigation; and certain payroll taxes, interest and penalties. In addition, it is an important component of management's internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP operating expenses excluding special expense items to enable investors and analysts to evaluate our core business and its direct operating expenses.

GAAP net income and GAAP net income per share excluding special items
The use of GAAP net income and GAAP net income per share excluding special items allow management to evaluate the operating results of Maxim Integrated's core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization; impairment of long-lived assets; severance and restructuring; contingent consideration adjustments relating to certain acquisitions; stock option related litigation; certain payroll taxes, interest and penalties; impairment of investments in privately-held companies; and the tax provision impacts due to implementation of international restructuring. In addition, they are important components of management's internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP net income and GAAP net income per share excluding special items to enable investors and analysts to understand the results of operations of Maxim Integrated's core businesses and to compare our results of operations on a more consistent basis against that of other companies in our industry.

“Safe Harbor” Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include the Company's financial projections for its second quarter of fiscal 2013 ending in December 2012, which includes revenue, gross margin and earnings per share, as well as the Company's belief that its fiscal Q1 financial performance and its fiscal Q2 guidance illustrate the effectiveness of its strategy to provide high integration solutions. These statements involve risk and uncertainty. Actual results could differ materially from those forecasted based upon, among other things, general market and economic conditions and market developments that could adversely affect the growth of the mixed-signal analog market, product mix shifts, the loss of all or a substantial portion of our sales to one of our large customers, customer cancellations and price competition, as well as other risks described in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2012 (the “10-K”) and Quarterly Reports on Form 10-Q filed after the 10-K.

All forward-looking statements included in this news release are made as of the date hereof, based on the information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement except as required by law.

About Maxim Integrated
At Maxim Integrated, we put analog together in a way that sets our customers apart. In Fiscal 2012, we reported revenues of $2.4 billion. For more information, go to www.maximintegrated.com.